UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 29, 2007
GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-892 (Commission File Number)	34-0252680 (IRS Employer Identification No.)
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As disclosed in Goodrich Corporation’s (the “Company”) Annual Report on Form 10-K, filed with the SEC on February 20, 2007, the Company has announced certain organizational changes and realignments that result in changes to its business segment reporting structure, beginning in the first quarter of 2007. The new segment structure is described below:
Nacelles and Interior Systems (formerly called Engine Systems)
The Nacelles and Interior Systems segment (formerly called Engine Systems) consists of:
- Aerostructures, including:
     - Engineered Polymer Products (formerly part of Airframe Systems)
- Interiors, including:
     - Aircraft Interior Products (formerly part of Electronic Systems)
     - Lighting Systems (formerly part of Electronic Systems)
     - Cargo Systems
- Customer Services
Actuation and Landing Systems (formerly called Airframe Systems)
The Actuation and Landing Systems segment (formerly called Airframe Systems) consists of:
- Landing Gear
- Aircraft Wheels and Brakes
- Actuation Systems
- Aviation Technical Services
- Engine Components, including:
     - Turbine Fuel Technologies (formerly part of Engine Systems)
     - Turbomachinery Products (formerly part of Engine Systems)
     - Power Transmission (formerly part of Electronic Systems)
Electronic Systems
The Electronic Systems segment consists of:
- Sensors and Integrated Systems, including:
     - Sensor Systems
     - Fuel and Utility Systems
     - De-icing and Specialty Systems
     - Hoist and Winch
     - Missile Actuation (formerly part of Airframe Systems)
- Engine Control and Electrical Power Systems, including:

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     - Engine Control Systems (formerly part of Engine Systems)
     - Power Systems
- Intelligence, Surveillance and Reconnaissance Systems (formerly called Optical and Space Systems)
     In addition to the changes to the segments described above, for future reporting periods and for prior periods which have been reclassified as a result, the Company has decided to reallocate the customer services business to the business that manufactured the product or system. Also, for future reporting periods and for prior periods which have been reclassified as a result, the Company has decided to reclassify and report within corporate administrative expense ERP implementation costs that are not directly associated with a specific business.
     Attached as Exhibit 99.1 to this Current Report on Form 8-K are the Company’s unaudited financial schedules which provide reclassified information about this reorganization and other changes as they relate to prior periods.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
The following exhibit is being filed with this Current Report on Form 8-K:
Exhibit 99.1 Financial Schedules
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)
Date: March 29, 2007	By:	/s/ Scott E. Kuechle
Scott E. Kuechle
Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit 99.1 Financial Schedules

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